SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 18, 2004

CHAMPION ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Michigan	1-9751	38-2743168

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2701 Cambridge Court, Suite 300
Auburn Hills, Michigan 48326

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (248) 340-9090

N/A

(Former name or former address, if changed since last report.)

SIGNATURES
INDEX TO EXHIBITS
Press Release

Item 7.     Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

99.1	Press Release dated February 18, 2004

Item 12.     Results of Operations and Financial Condition.

      On February 18, 2004, Champion Enterprises, Inc. issued a press release announcing its financial results for the fourth quarter and year ended January 3, 2004. This press release is being furnished pursuant to Item 12 of Form 8-K. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

     The registrant’s press release issued February 18, 2004, contains a table that presents loss from continuing operations before certain listed items. The listed items are closing-related expenses, goodwill impairment charges, severance costs, warrant mark-to-market charges, debt retirement gains and losses and income tax benefits and charges. Management believes that the loss from continuing operations before these listed items is useful in understanding the results of the registrant’s core operations of producing and selling manufactured houses.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION ENTERPRISES, INC.

/s/ Phyllis A. Knight

Phyllis A. Knight, Executive Vice President and Chief Financial Officer

Date: February 18, 2004

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 18, 2004